Exhibit 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration
Statement No. 333-20305 of Appalachian Power Company on Form S-3 of our reports dated February 25, 1997, appearing in and incorporated by reference in this Annual Report on Form 10-K of Appalachian
Power Company for the year ended December 31, 1996.

Deloitte & Touche LLP
Columbus, Ohio
March 25, 1997